Exhibit 99.2

Dell Technologies Increases its Long-Term Financial Framework at Securities Analyst Meeting

Summary:

•	Expected annual revenue growth of 7-9%, up from the previous target of 3-4%

•	Expected annual non-GAAP diluted earnings per share growth of 15% or better, nearly double the previous target of 8%

•	Extended commitment to grow quarterly dividend 10% or more annually through fiscal 2030

NEW YORK – Oct. 7, 2025 – Dell Technologies (NYSE: DELL) will announce an increase to its long-term financial framework during its Securities Analyst Meeting today at 9:30 a.m. ET. Speakers include Chairman and Chief Executive Officer Michael Dell and other members of the executive leadership team, who will announce the following long-term financial targets:

Long-Term Financial Framework	Previous Target	Updated Target
Annual Revenue Growth	3 - 4%	7 - 9%
Annual Non-GAAP Diluted EPS Growth[1]	8% or better	15% or better
Net Income to Adjusted Free Cash Flow Conversion	100% or better	100% or better
Shareholder Returns via Share Repurchases and Dividends[2]	Over 80% of adjusted free cash flow	Over 80% of adjusted free cash flow
Dividend Growth Commitment[3]	10% or more annually through FY 2028	10% or more annually through FY 2030

Drivers of Long-Term Value

•	Dell has demonstrated consistent financial performance, with strong revenue and non-GAAP diluted EPS growth, disciplined capital allocation, and a commitment to returning capital to shareholders.

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The company has doubled non-GAAP diluted EPS over the past five years and expects to double it again, targeting 15%+ non-GAAP diluted EPS growth and returning over 80% of adjusted free cash flow to shareholders via share repurchases and dividends.

•	Dell is capitalizing on the unprecedented pace of change in technology, especially in AI, and is well positioned with a leading portfolio from data center infrastructure to PCs.

•	Dell’s engineering, deployment, services, ecosystem, and financing capabilities position it as the AI infrastructure solutions leader.

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Dell’s competitive advantages and operating model strengthen with AI, offering leading end-to-end solutions, the industry’s largest go-to-market engine, industry-leading supply chain, and unmatched global services.

“Customers are hungry for AI and the compute, storage and networking we provide to deploy intelligence at scale. We’re successfully translating that demand into growth and strong cash flow that we’ve largely returned to shareholders,” said Michael Dell, chairman and chief executive officer, Dell Technologies. “As AI continues to expand into businesses and governments around the world, the opportunity ahead is massive.”

“We will continue to execute the unique operating model we’ve strengthened over the past four decades,” says Jeff Clarke, vice chairman and chief operating officer, Dell Technologies. “We’re actively driving the changes that are shaping the future of AI infrastructure as evidenced by growing AI into a $20 billion business in two years.”

“We’ve returned $14.5 billion to shareholders since our dividend program began in FY23,” said David Kennedy, interim chief financial officer, Dell Technologies. “Over the past five years, we’ve roughly doubled EPS. With our increased EPS target, we expect to double EPS again.”

The company is reaffirming its financial guidance for fiscal 2026 Q3 and full year that was provided on Aug. 28, 2025.

About Dell Technologies Dell Technologies (NYSE:DELL) helps organizations and individuals build their digital future and transform how they work, live and play. The company provides customers with the industry’s broadest and most innovative technology and services portfolio for the AI era.

Securities Analyst Meeting information The meeting will be broadcast live and can be accessed at https://investors.delltechnologies.com/events/event-details/dell-technologies-securities-analyst-meeting-1

A replay will be available at the same location for one year.

Special Note on Forward-Looking Statements:

Statements in this press release that relate to future results and events are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 and are based on Dell Technologies’ current expectations. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes.

Forward-looking statements include, among others, include our expectations and targets with respect to our long-term annual revenue growth, annual non-GAAP diluted EPS growth, net income to adjusted free cash flow conversion, shareholder returns via share repurchases and dividends, and dividend growth, as well as our expectations regarding future demand for our products and solutions and our future operating performance, and any other statements regarding Dell Technologies’ prospects and its future operations, financial condition, volumes, cash flows, expenses or other financial items, including management’s plans or strategies and objectives for any of the foregoing and any assumptions, expectations or beliefs underlying any of the foregoing.

Dell Technologies’ results or events in future periods could differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties, and other factors that include, but are not limited to, the following: adverse global economic conditions, trade disruptions, and instability in financial markets; competitive pressures; Dell Technologies’ ability to successfully execute its strategy; Dell Technologies’ relationships with third-party suppliers for products and components; Dell Technologies’ use of single-source or limited-source suppliers; effects on Dell Technologies’ operating performance related to demand for AI solutions; management of Dell Technologies’ AI solutions and use of AI in internal functions and operations; Dell Technologies’ ability to deliver high-quality products, software, and services and to manage solutions and products and services transitions in an effective manner; Dell Technologies’ ability to successfully implement its cost efficiency plans; Dell Technologies’ ability to successfully execute on strategic initiatives including acquisitions and divestitures; security incidents, including cyber-attacks; Dell Technologies’ foreign operations and ability to generate substantial non-U.S. net revenue; Dell Technologies’ product, services, customer, and geographic sales mix, and seasonal sales trends; the performance of Dell Technologies’ sales channel partners; access to the capital markets by Dell Technologies or its customers; adverse economic conditions, changing customer mix, and the effect of additional regulation on Dell Technologies’ financial services activities; counterparty default risks; material impairment of the value of goodwill or intangible assets; the loss by Dell Technologies of any contracts for ISG services and solutions and its ability to perform such contracts at their estimated costs; loss by Dell Technologies of government contracts; Dell Technologies’ ability to develop and protect its proprietary intellectual property or obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; disruptions in Dell Technologies’ infrastructure; Dell Technologies’ ability to hedge effectively its exposure to fluctuations in foreign currency exchange rates and interest rates; expiration of tax holidays or favorable tax rate structures, or unfavorable outcomes in tax audits and other tax compliance matters; impairment of portfolio investments; unfavorable results of legal proceedings; evolving and varied expectations and regulatory requirements relating to sustainability issues; the effect of global climate change and related legal, regulatory or market measures; compliance with environmental and safety laws; compliance requirements of anti-corruption laws, economic sanctions and other trade laws, human rights laws, or other laws; Dell Technologies’ dependence on the services of Michael Dell and key employees; Dell Technologies’ level of indebtedness; and business and financial factors and legal restrictions affecting continuation of Dell Technologies’ quarterly cash dividend policy and dividend rate.

This list of risks, uncertainties, and other factors is not complete. Dell Technologies discusses some of these matters more fully, as well as certain risk factors that could affect Dell Technologies’ business, financial condition, results of operations, and prospects, in its reports filed with the SEC, including Dell Technologies’ annual report on Form 10-K for the fiscal year ended January 31, 2025, quarterly reports on Form 10-Q, and current reports on Form 8-K. These filings are available for review through the SEC’s website at www.sec.gov. Any or all forward-looking statements Dell Technologies makes may turn out to be wrong and can be affected by inaccurate assumptions Dell Technologies might make or by known or unknown risks, uncertainties, and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. Dell Technologies does not undertake to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date they are made, new information, or otherwise.

Contacts

Investors: Investor_Relations@Dell.com

Media: Media.Relations@Dell.com

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1.

Dell externally reports non-GAAP diluted EPS as diluted EPS computed in accordance with GAAP as adjusted to exclude amortization of intangibles, stock-based compensation expense, other corporate expenses, fair value adjustments on equity investments and aggregate adjustment for income taxes.

2.

Dell externally reports adjusted free cash flow as cash flow from operations computed in accordance with GAAP as adjusted to exclude capital expenditures and capitalized software development costs, net, financing receivables and equipment under operating leases.

3.	Dividends are subject to approval and declaration by the Board of Directors.